Exhibit 99.1
VERTICAL PITCH, LLC
FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
CONTENTS

Page
INDEPENDENT AUDITORS’ REPORT	2

FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

Balance Sheets	3

Statements of Income	4

Statements of Member’s Equity	5

Statements of Cash Flows	6

Notes to Financial Statements	7-11

INDEPENDENT AUDITORS’ REPORT
To the Member of Vertical Pitch, LLC
Evergreen, Colorado
We have audited the accompanying balance sheets of Vertical Pitch, LLC (the “Company”) as of December 31, 2006 and 2005, and the related statements of income, member’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 6 to the financial statements, on December 10, 2007, substantially all assets of the Company were acquired by Edgewater Technology, Inc.
/s/ DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 21, 2008

VERTICAL PITCH, LLC
BALANCE SHEETS
(In Thousands, Except Per Share Data)
DECEMBER 31, 2006 and 2005

	2006	2005
ASSETS
Current assets:
Cash and cash equivalents	$898	$689
Accounts receivable	2,769	1,353
Prepaid expenses and other current assets	—	2

Total current assets	3,667	2,044

Property and equipment, net	64	58

Total assets	$3,731	$2,102

LIABILITIES AND MEMBER’S EQUITY
Current liabilities:
Accounts payable	$672	$142
Accrued expenses and other current liabilities	482	302

Total current liabilities	1,154	444

Commitments and equity compensation (Note 5)

Member’s equity:
Member’s Interest	5	5
Retained earnings	2,572	1,653

Total member’s equity	2,577	1,658

Total liabilities and member’s equity	$3,731	$2,102

See accompanying notes to financial statements.

VERTICAL PITCH, LLC
STATEMENTS OF INCOME
(Amounts in Thousands)
YEARS ENDED DECEMBER 31, 2006 and 2005

	2006	2005
Revenue:
Service revenues	$6,824	$3,883
Software revenue	1,486	552
Reimbursable expenses	707	391

Total revenue	9,017	4,826

Cost of revenue (excluding depreciation):
Project and personnel costs	3,783	2,243
Software costs	1,248	422
Reimbursable expenses	707	391

Total cost of revenue	5,738	3,056

Gross profit	3,279	1,770
Operating expenses:
Selling, general and administrative	1,261	547
Depreciation	32	19

Total operating expenses	1,293	566

Operating income	1,986	1,204

Interest income	33	9

Net income	$2,019	$1,213

See accompanying notes to financial statements.

VERTICAL PITCH, LLC
STATEMENTS OF MEMBER’S EQUITY
(In Thousands, Except Share Data)
YEARS ENDED DECEMBER 31, 2006 and 2005

				Total
	Common Stock		Retained	Member’s
	Shares	Amount	Earnings	Equity

Balance, January 1, 2005	100	$5	$441	$446
Distributions to member	—	—	(1)	(1)
Net income	—	—	1,213	1,213

Balance, December 31, 2005	100	$5	$1,653	$1,658
Distributions to member			(1,100)	(1,100)
Net income			2,019	2,019

Balance, December 31, 2006	100	$5	$2,572	$2,577

See accompanying notes to financial statements.

VERTICAL PITCH, LLC
STATEMENTS OF CASH FLOW
(Amounts in thousands)
YEARS ENDED DECEMBER 31, 2006 and 2005

	2006	2005
Cash Flows from Operating Activities:
Net income	$2,019	$1,213
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	32	19
Changes in operating accounts:
Accounts receivable	(1,416)	(842)
Prepaid expenses and other current assets	2	(2)
Accounts payable	530	112
Accrued expenses and other current liabilities	180	203

Net cash provided by operating activities	1,347	703

Cash Flows from Investing Activities:
Purchases of property and equipment	(38)	(34)

Net cash used in investing activities	(38)	(34)

Cash Flows from Financing Activities:
Distributions to member	(1,100)	(1)

Net cash used in financing activities	(1,100)	(1)

Net increase in cash and cash equivalents	209	668
Cash and cash equivalents, beginning of year	689	21

Cash and cash equivalents, end of year	$898	$689

See accompanying notes to financial statements.

VERTICAL PITCH, LLC
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2006 and 2005
1.	NATURE OF THE BUSINESS

Vertical Pitch, LLC (the “Company”) was formed in the State of Colorado on November 7, 2003, as a limited liability company. The Company specializes in combining strategic consulting and technical knowledge to develop and implement business intelligence (“BI”) and business performance management (“BPM”) solutions for all types of businesses. While the Company’s client base is diversified across a variety of industries, the Company is especially adept at implementing and integrating Hyperion TM software in healthcare, manufacturing/consumer goods, professional services and financial services organizations.

Headquartered in Evergreen, Colorado, the Company employed approximately 22 technical consultants and conducted business operations in the United States and Canada as of December 31, 2006.

As discussed in Note 6 to the financial statements, on December 10, 2007, substantially all assets of the Company were acquired by Edgewater Technology, Inc.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements reflect the application of certain significant accounting policies, as described in this note and elsewhere in the accompanying financial statements and notes.

Use of Estimates — The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. These accounting principles require management to make certain estimates, judgments and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The estimates, judgments and assumptions used in preparing the accompanying financial statements are based upon management’s evaluation of the relevant facts and circumstances as of the date of the financial statements. Although the Company regularly assesses the estimates, judgments and assumptions used in preparing these financial statements, actual results could differ from those estimates. Changes in estimates are recorded in the period in which they become known.

Revenue recognition — The Company generates revenue from providing corporate performance management consulting services under written service contracts with its customers. The service contracts the Company enters into are generally time and materials engagements. Revenue from consulting services is recognized as the services are performed and amounts are earned. The Company considers amounts to be earned once evidence of an arrangement has been obtained, services are delivered, fees are fixed or determinable and collectibility is reasonably assured.

When a customer enters into a contract with the Company, the related revenue is accounted for under SAB 104 and Emerging Issues Task Force Abstract (“EITF”) No. 00-21, “Revenue Arrangement with Multiple Deliverables”. For all arrangements, the Company evaluates the deliverables in each contract to determine whether they represent separate units of accounting. If the deliverables represent separate units of accounting, the Company then measures and allocates the consideration from the arrangement to the separate units, based on reliable evidence of the fair value of each deliverable.

Client prepayments, even if nonrefundable, are deferred (classified as a liability) and recognized over future periods as services are performed. There were no amounts classified as deferred revenue as of December 31, 2006 and 2005.

VERTICAL PITCH, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 2006 and 2005
Software revenue represents the resale of certain third-party off-the-shelf software and is recorded on a gross basis provided the Company acts as a principal in the transaction, whereby the Company has credit risk and sets the price to the end user. In the event the Company does not meet the requirements to be considered a principal in the software sale transaction and act as an agent, software revenue will be recorded on a net basis. Revenue from software resale arrangements represented 16.5% and 11.44% of total revenues for the years ended December 31, 2006 and 2005. Revenue and related costs are recognized and amounts are invoiced upon the customer’s constructive receipt of purchased software. All related warranty and maintenance arrangements are performed by the primary software vendor and are not the obligation of the Company. All software sales are recorded in accordance with SOP 97-2, Software Revenue Recognition.

Out-of-pocket reimbursable expenses charged to customers are reflected as revenue.

Allowance for Doubtful Accounts — The Company did not maintain an allowance for doubtful accounts related to its accounts receivables as of December 31, 2006 and 2005, as management’s review of historical positive collection activity, lack of bad debt trends and aged accounts receivable balances did not support any recorded amount.

Cost of Revenue — Cost of revenue primarily consists of project personnel costs principally related to salaries, payroll taxes, employee benefits and travel expenses for personnel dedicated to customer projects. These costs represent the most significant expense incurred in providing services to the Company’s client base. Cost of revenue also includes costs of purchased software and reimbursable customer expenses.

Cash and Cash Equivalents — All highly liquid investments with remaining maturities of three months or less at the date of purchase are considered cash equivalents. Cash consists of deposits with large U.S. and Canadian commercial banks. All excess cash, is invested by the Company in highly liquid money market funds, with a daily availability, and such funds are considered cash equivalents.

Concentration of Credit Risk and Significant Customers — Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash and cash equivalents and accounts receivable. At December 31, 2006 and 2005, the Company had cash balances at a financial institution in excess of federally insured limits; however, management does not believe that the Company is subject to unusual credit risk beyond the normal credit risk associated with commercial banking relationships.

The Company had two and three customers with outstanding balances that accounted for greater than 10% of the consolidated accounts receivable balance as of December 31, 2006 and 2005, respectively.

	December 31,
Accounts Receivable:	2006	2005
Customer A	17%	32%
Customer B	11%	19%
Customer C	—	15%
To minimize credit risk related to accounts receivable, the Company performs ongoing credit evaluations of its significant customers.

VERTICAL PITCH, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
     YEARS ENDED DECEMBER 31, 2006 and 2005
     For the years ended December 31, 2006, and 2005, no one customer and two customers contributed more than 10% of the Company’s service revenue.

	Year ended December 31,
Revenue:	2006	2005
Customer A	—	29%
Customer B	—	11%
Property and Equipment — Property and equipment is recorded at cost. Property and equipment are depreciated on a straight-line basis over the estimated useful lives of the assets, which range from three to seven years. Capital improvements that extend the lives of the assets are capitalized, while repairs and maintenance costs are expensed as incurred.

Income Taxes — The Company, in accordance with guidelines and regulations contained in the Internal Revenue Code, has elected to be treated as a Limited Liability Corporation for federal and state income tax purposes. All profits, losses, and other items incurred from the operations of the Company are allocated to the sole member. Accordingly, the Company’s financial statements do not contain any provision for federal or state income taxes as of December 31, 2006 and 2005.

Comprehensive Income - The Company had no components of other comprehensive income, therefore reported net income is the same as comprehensive income for the years ended December 31, 2006 and 2005.

Recently Issued Accounting Pronouncements — In July 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes” — an interpretation of FASB Statement No. 109, Accounting for Income Taxes, (“FIN 48”) FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition as of the period ended January 1, 2007. There would be no impact to the Company in regards to the adoption of FIN 48, as the Company is taxed as a limited liability corporation.

In September 2006, the FASB issued FASB Statement No. 157, Fair Value Measurements (“SFAS No. 157”). Among other requirements, FSAS No. 157 defines the fair value of a liability as the price that would be paid to transfer the liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 requires an entity to consider the effect of its own credit risk on the fair value of a liability in all periods in which the liability is measured at fair value. SFAS No. 157 will be effective for the Company on January 1, 2008. The Company believes the adoption of SFAS No. 157 will not have a material impact on the Company’s financial statements.

In February 2007, the FASB issued FASB Statement 159, The Fair Value Option for Financial Assets and Financial Liabilities, which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently to be measured at fair value. FASB Statement 159 will be effective for the Company on January 1, 2008. The Company believes the adoption of FASB Statement 159 will not have a material impact on the Company’s financial statements.

VERTICAL PITCH, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 2006 and 2005
In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations”, which replaces SFAS No. 141. SFAS No 141(R) establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any no controlling interest in the acquiree and the goodwill acquired. The Statement also establishes disclosure requirements which will enable users to evaluate the nature and financial effects of the business combination. SFAS No. 141(R) is effective for the fiscal years beginning after December 15, 2008. The Company believes the adoption of SFAS No. 141(R) will not have a material impact on the Company’s financial statements

3.	PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31:

	2006	2005
	(in thousands)
Computer equipment and purchased software	$104	$75
Furniture, fixtures and equipment	16	7

	119	82

Less accumulated depreciation	(56)	(24)

Property & equipment, net	$64	$58

Depreciation expense related to property and equipment for the years ended December 31, 2006 and 2005 was $32 thousand and $19 thousand, respectively.

4.	RELATED PARTY TRANSACTIONS

During 2006 and 2005, the Company paid $1.1 million and $1 thousand, respectively in distributions to its member, which were allocated based upon the sole member’s 100% respective membership interest in the Company. The sole member is also the CEO of the Company.

During 2005 and 2006, the Company’s business operations were conducted in space owned by the sole member and as such, there was no rent expense in the years ended 2005 and 2006.

VERTICAL PITCH, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 2006 and 2005
5.	COMMITMENTS AND EQUITY COMPENSATION

Operating Lease:

The Company signed an office space lease on July 1, 2007, under a non-cancelable operating lease agreement expiring May 31, 2008. As the Company entered into its office facility lease during 2007, there was no rent expense for the years ended December 31, 2006 and 2005 as Company operations were conducted out of the property owned by the sole member. Annual future minimum lease payments required under the operating lease is as follows:

Years ending, December 31:	Amount
(in thousands)
2007	$12
2008	10

Total minimum payments	$22

Phantom Equity Plan:

In 2003 and 2006, the Company established phantom equity plans (the “Plans”). Under the terms of the Plans, certain key employees receive phantom equity awards whereby upon a change of control, as defined, a portion of the sale proceeds will be distributed to the plan participants based upon the number of vested phantom equity awards held. The phantom equity awards vest over a period of one to four years and are forfeited upon employee termination. As of December 31, 2006 and 2005, plan participants will receive 19% and 10%, respectively of any sales proceeds upon a change of control. Payment to the employees will only be made upon a change of control and therefore, compensation expense would be recorded at the time of the change of control is deemed probable. For the years ended December 31, 2006 and 2005, no compensation expense has been recorded related to the Plans.

On December 5, 2007 the participation agreements of all the holders of these awards was amended to remove the vesting provisions such that on a change of control, all outstanding awards became fully vested. There is no requirement for the participant to remain employed by the Company or its successor entity.

6.	SUBSEQUENT SALE OF THE COMPANY

On December 10, 2007, the Company and its sole member entered into a definitive Asset Purchase Agreement (the “Purchase Agreement”) with Edgewater Technology-Ranzal, Inc., a wholly owned subsidiary of Edgewater Technology, Inc. (“Edgewater”), providing for the acquisition of substantially all of the assets of the Company, its operations, and its business related to the consulting services development of business intelligence and business performance management solution. Total consideration included a payment at closing of approximately $14 million in cash and $6 million in Edgewater’s common stock, which is subject to a three year lock-up agreement and assumed liabilities of $920 thousand.

Under the phantom equity plan arrangements, as described in Note 5 above, approximately 29% of total consideration was allocated to the plan participants, with 50% being paid upfront and the remaining portion being payable 18 months from the purchase date.